UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2017

Century Aluminum Company
(Exact Name of Registrant as Specified in Charter)

Delaware	1-34474	13-3070826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive Suite 1000 Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)
(312) 696-3101
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 5, 2017, Mr. Daniel Goldberg resigned from the Board of Directors (the “Board”) of Century Aluminum Company (the “Company”) following his earlier departure from Glencore plc (“Glencore”). Mr. Goldberg confirmed to the Company that his decision to resign did not arise or result from any disagreement with the Company, its management, the Board or any committee of the Board.
Pursuant to the terms of the Standstill and Governance Agreement, dated July 7, 2008 (the “Governance Agreement”), between the Company and Glencore, Glencore is entitled to designate a nominee to the Board to replace Mr. Goldberg, subject to the approval of the Governance and Nominating Committee (the “Committee”) of the Board. Glencore nominated Mr. Wilhelm van Jaarsveld for consideration. Mr. van Jaarsveld is the Asset and Investment Manager of the Aluminum and Alumina Department of Glencore. The Committee and the Board reviewed Mr. van Jaarsveld’s qualifications in accordance with the Company’s policies and procedures and determined that he was qualified to serve as a member of the Board. The Board elected Mr. van Jaarsveld as a director of the Company effective as of December 6, 2017.
As of September 30, 2017, Glencore and its affiliates beneficially owned 42.9% of the Company’s outstanding common stock (47.4% on a fully-diluted basis assuming the conversion of all of the Series A Convertible Preferred Stock) and all of the Company’s outstanding Series A Convertible Preferred Stock. Information on transactions between the Company and Glencore is incorporated herein by reference from the “Related Party Transactions” section in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017.
A copy of the Standstill and Governance Agreement is attached as Exhibit 10.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1
Standstill and Governance Agreement, dated as of July 7, 2008, by and between Century and Glencore AG (incorporated by reference to Exhibit 10.3 to Century Aluminum Company’s Current Report on Form 8-K filed with the SEC on July 8, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	December 8, 2017	By:	/s/ Jesse E. Gary
			Name:	Jesse E. Gary
			Title:	Executive Vice President, General Counsel and Secretary